Exhibit 99.3

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2014					2015
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)
Consumer Media

Net revenue	$15,215	$8,556	$6,527	$8,823	$39,121	$7,989	$7,281	$6,495	$6,848	$28,613
Cost of revenue	3,344	3,375	3,240	3,507	13,466	3,464	3,567	3,142	3,084	13,257
Gross profit	11,871	5,181	3,287	5,316	25,655	4,525	3,714	3,353	3,764	15,356

Gross margin	78%	61%	50%	60%	66%	57%	51%	52%	55%	54%

Operating expenses	14,511	9,018	8,997	9,424	41,950	6,594	6,867	6,421	6,644	26,526
Operating income (loss)	$(2,640)	$(3,837)	$(5,710)	$(4,108)	$(16,295)	$(2,069)	$(3,153)	$(3,068)	$(2,880)	$(11,170)

Adjusted EBITDA	$(2,041)	$(3,199)	$(5,101)	$(3,446)	$(13,787)	$(1,558)	$(2,675)	$(2,549)	$(1,842)	$(8,624)

Mobile Services

Net revenue	$19,913	$23,182	$19,228	$17,658	$79,981	$14,504	$18,578	$16,484	$16,369	$65,935
Cost of revenue	12,313	14,706	13,146	12,028	52,193	10,308	13,982	12,512	11,032	47,834
Gross profit	7,600	8,476	6,082	5,630	27,788	4,196	4,596	3,972	5,337	18,101

Gross margin	38%	37%	32%	32%	35%	29%	25%	24%	33%	27%

Operating expenses	14,422	14,594	12,129	12,382	53,527	11,961	12,099	11,093	9,158	44,311
Operating income (loss)	$(6,822)	$(6,118)	$(6,047)	$(6,752)	$(25,739)	$(7,765)	$(7,503)	$(7,121)	$(3,821)	$(26,210)

Adjusted EBITDA	$(5,508)	$(4,748)	$(5,064)	$(5,589)	$(20,909)	$(6,793)	$(6,540)	$(6,239)	$(2,958)	$(22,530)

Games

Net revenue	$10,596	$9,087	$8,402	$9,025	$37,110	$8,104	$8,095	$7,844	$6,705	$30,748
Cost of revenue	3,129	2,717	2,573	2,655	11,074	2,794	2,286	2,513	1,698	9,291
Gross profit	7,467	6,370	5,829	6,370	26,036	5,310	5,809	5,331	5,007	21,457

Gross margin	70%	70%	69%	71%	70%	66%	72%	68%	75%	70%

Operating expenses	9,766	8,769	8,658	9,977	37,170	8,683	8,719	6,431	5,253	29,086
Operating income (loss)	$(2,299)	$(2,399)	$(2,829)	$(3,607)	$(11,134)	$(3,373)	$(2,910)	$(1,100)	$(246)	$(7,629)

Adjusted EBITDA	$(1,674)	$(1,798)	$(2,246)	$(3,024)	$(8,742)	$(2,783)	$(2,354)	$(716)	$(25)	$(5,878)

Corporate

Net revenue	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Cost of revenue	—	(12)	(31)	(309)	(352)	(19)	(3)	(77)	14	(85)
Extinguishment of liability	(10,580)	—	—	—	(10,580)	—	—	—	—	—
Gross profit	10,580	12	31	309	10,932	19	3	77	(14)	85

Gross margin	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Operating expenses	7,695	6,490	6,208	6,524	26,917	5,824	7,144	10,750	545	24,263
Operating income (loss)	$2,885	$(6,478)	$(6,177)	$(6,215)	$(15,985)	$(5,805)	$(7,141)	$(10,673)	$(559)	$(24,178)

Adjusted EBITDA	$(4,695)	$(3,336)	$(1,946)	$(3,140)	$(13,117)	$(3,040)	$(3,632)	$(2,690)	$601	$(8,761)

Total

Net revenue	$45,724	$40,825	$34,157	$35,506	$156,212	$30,597	$33,954	$30,823	$29,922	$125,296
Cost of revenue	18,786	20,786	18,928	17,881	76,381	16,547	19,832	18,090	15,828	70,297
Extinguishment of liability	(10,580)	—	—	—	(10,580)	—	—	—	—	—
Gross profit	37,518	20,039	15,229	17,625	90,411	14,050	14,122	12,733	14,094	54,999

Gross margin	82%	49%	45%	50%	58%	46%	42%	41%	47%	44%

Operating expenses	46,394	38,871	35,992	38,307	159,564	33,062	34,829	34,695	21,600	124,186
Operating income (loss)	$(8,876)	$(18,832)	$(20,763)	$(20,682)	$(69,153)	$(19,012)	$(20,707)	$(21,962)	$(7,506)	$(69,187)

Adjusted EBITDA	$(13,918)	$(13,081)	$(14,357)	$(15,199)	$(56,555)	$(14,174)	$(15,201)	$(12,194)	$(4,224)	$(45,793)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2014					2015
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)
Consumer Media

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,640)	$(3,837)	$(5,710)	$(4,108)	$(16,295)	$(2,069)	$(3,153)	$(3,068)	$(2,880)	$(11,170)
Acquisitions related intangible asset amortization	60	103	89	65	317	—	—	—	—	—
Depreciation and amortization	539	535	520	597	2,191	511	478	519	1,038	2,546
Adjusted EBITDA	$(2,041)	$(3,199)	$(5,101)	$(3,446)	$(13,787)	$(1,558)	$(2,675)	$(2,549)	$(1,842)	$(8,624)

Mobile Services

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(6,822)	$(6,118)	$(6,047)	$(6,752)	$(25,739)	$(7,765)	$(7,503)	$(7,121)	$(3,821)	$(26,210)
Acquisitions related intangible asset amortization	607	650	301	302	1,860	392	384	389	379	1,544
Depreciation and amortization	707	720	682	861	2,970	580	579	493	484	2,136
Adjusted EBITDA	$(5,508)	$(4,748)	$(5,064)	$(5,589)	$(20,909)	$(6,793)	$(6,540)	$(6,239)	$(2,958)	$(22,530)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,299)	$(2,399)	$(2,829)	$(3,607)	$(11,134)	$(3,373)	$(2,910)	$(1,100)	$(246)	$(7,629)
Acquisitions related intangible asset amortization	314	314	314	314	1,256	293	312	170	24	799
Depreciation and amortization	311	287	269	269	1,136	297	244	214	197	952
Adjusted EBITDA	$(1,674)	$(1,798)	$(2,246)	$(3,024)	$(8,742)	$(2,783)	$(2,354)	$(716)	$(25)	$(5,878)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$2,885	$(6,478)	$(6,177)	$(6,215)	$(15,985)	$(5,805)	$(7,141)	$(10,673)	$(559)	$(24,178)
Other income (expense), net	(77)	(95)	325	(10)	143	443	(112)	297	(122)	506
Depreciation and amortization	445	553	556	675	2,229	430	394	1,273	336	2,433
Restructuring and other charges	1,216	541	2,048	1,187	4,992	485	1,964	3,114	(284)	5,279
Stock-based compensation	1,337	1,673	1,148	1,046	5,204	1,329	1,254	1,178	937	4,698
Lease exit and related charges, net of sublease income	79	470	154	177	880	78	9	2,121	293	2,501
Extinguishment of liability	(10,580)	—	—	—	(10,580)	—	—	—	—	—
Adjusted EBITDA	$(4,695)	$(3,336)	$(1,946)	$(3,140)	$(13,117)	$(3,040)	$(3,632)	$(2,690)	$601	$(8,761)

Total

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(8,876)	$(18,832)	$(20,763)	$(20,682)	$(69,153)	$(19,012)	$(20,707)	$(21,962)	$(7,506)	$(69,187)
Other income (expense), net	(77)	(95)	325	(10)	143	443	(112)	297	(122)	506
Acquisitions related intangible asset amortization	981	1,067	704	681	3,433	685	696	559	403	2,343
Depreciation and amortization	2,002	2,095	2,027	2,402	8,526	1,818	1,695	2,499	2,055	8,067
Restructuring and other charges	1,216	541	2,048	1,187	4,992	485	1,964	3,114	(284)	5,279
Stock-based compensation	1,337	1,673	1,148	1,046	5,204	1,329	1,254	1,178	937	4,698
Lease exit and related charges, net of sublease income	79	470	154	177	880	78	9	2,121	293	2,501
Extinguishment of liability	(10,580)	—	—	—	(10,580)	—	—	—	—	—
Adjusted EBITDA	$(13,918)	$(13,081)	$(14,357)	$(15,199)	$(56,555)	$(14,174)	$(15,201)	$(12,194)	$(4,224)	$(45,793)

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2014					2015
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$15,215	$8,556	$6,527	$8,823	$39,121	$7,989	$7,281	$6,495	$6,848	$28,613
Mobile Services (B)	19,913	23,182	19,228	17,658	79,981	14,504	18,578	16,484	16,369	65,935
Games (C)	10,596	9,087	8,402	9,025	37,110	8,104	8,095	7,844	6,705	30,748
Total net revenue	$45,724	$40,825	$34,157	$35,506	$156,212	$30,597	$33,954	$30,823	$29,922	$125,296

Net Revenue by Product
Consumer Media
- License (D)	$5,018	$3,273	$3,255	$4,496	$16,042	$4,672	$4,208	$3,628	$3,967	$16,475
- Subscriptions (E)	2,777	2,569	2,642	2,649	10,637	2,384	2,372	2,147	2,054	8,957
- Media Properties (F)	7,420	2,714	630	1,678	12,442	933	701	720	827	3,181

Mobile Services
- SaaS (G)	18,463	20,175	17,957	16,769	73,364	13,322	18,218	16,217	16,157	63,914
- Technology License and Other (H)	1,450	3,007	1,271	889	6,617	1,182	360	267	212	2,021

Games
- License (I)	3,849	3,399	2,988	3,854	14,090	3,835	3,943	4,128	3,268	15,174
- Subscriptions (J)	5,241	4,440	4,320	3,947	17,948	3,570	3,373	3,231	3,126	13,300
- Media Properties (K)	1,506	1,248	1,094	1,224	5,072	699	779	485	311	2,274

Total net revenue	$45,724	$40,825	$34,157	$35,506	$156,212	$30,597	$33,954	$30,823	$29,922	$125,296

Net Revenue by Geography:
United States	$20,428	$15,092	$12,280	$13,860	$61,660	$12,349	$12,303	$11,460	$10,781	$46,893
Rest of world	25,296	25,733	21,877	21,646	94,552	18,248	21,651	19,363	19,141	78,403
Total net revenue	$45,724	$40,825	$34,157	$35,506	$156,212	$30,597	$33,954	$30,823	$29,922	$125,296

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within Consumer Media includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Media Properties revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Services includes revenue from music on demand, ringback tones, intercarrier messaging services, and RealTimes.
(H) Technology licensing and other revenue within Mobile Services includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile and social games.
(K) Media Properties revenue within Games includes advertising on games sites and social network sites.